Investor Presentation Investor Presentation April, 2009 NYSE: DAR Exhibit 99.1

We're Recycling
The Darling Way.
DARLING
INTERNATIONAL INC.

Forward-Looking Statements
This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as “may,” “will,” “expect,” “believe,” “intend,” “anticipate,”
“should,” “estimate,” “continue,” and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

3 Over a century old, Darling International Inc. is America’s leading provider of rendering, recycling and recovery solutions to the nation’s food industry.

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

Founded in 1882
Headquartered in Dallas, TX
1900 employees
Public since 1994
NYSE Listed (DAR)
Largest independent rendering company with 81
locations, 43 processing plants nationwide
Reports under two segments:
– Rendering
– Restaurant services
Who we are:

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Essential “Gate Keeper” for People & Planet

Composting - Volume would fill 10,000 new
Dallas Cowboy stadiums per year
Landfill – Volume would reduce existing
US landfill space by 25% per year and
increase GHG emissions
Incineration – Cost prohibitive and has
air quality issues
Digesting –
Operationally challenging
and capital intensive
Burial – Potential for ground and
surface water contamination
Abandonment – Greatest threat to
environment and human/animal health
Without
rendering….
we face critical issues using other methods of disposal:

Inedible By-Product Origin
Poultry 28%
Swine 22%
Cattle 50%
US Rendering Breakdown
Non-Captive 40%
Integrated or Captive 60%

Rendering… invisible industry with massive scale
Animal and food by-product recycling industry is “mission critical” in the food supply chain and is the most efficient and environmentally sound disposal alternative for a
sustainable
society.
Over 59 billion pounds of inedible by-products generated annually from meat packers, poultry processors and retail food stores.
Source: NRA/Harvard Risk Assessment

The Rendering Industry (U.S. and Canada) 273 facilities in the U.S. and 29 in Canada $3.5 billion annual revenue 59 billion pounds raw material each year 250 million pounds raw material each day 7

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

35 million cattle (49% of live wt. not used for human food)
100 million hogs (44% not used for human food)
8 billion chickens (37% not used for human food)
280 million turkeys (36% not used for human food)
U.S. Animal Agriculture Annual Production

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

How it All Fits Together
RAW MATERIAL
Tallow Meat & Bone Grease Hides
Leather
Shoes
Garments
Upholstery
Bio-
Fuels
Animal
Feed
Pet
Food
Poultry
Feed
Hog
Food
Animal
Feed
Pet
Food
Bio-
Fuels
Soap
Linoleic
Acid
Oleic
Acid
Glycerin
Stearic
Acid
Fertilizer
Lubricants
Textiles
Plastics
Shampoo
Emulsifiers
Cleaners
Creams
Esters
Paints
Plastics
Lubricants
Inks
Glues
Solvents
Antifreeze
Explosives
Rubber
Plastics
Tires
Lubricants
Finished
Products
Component
By-Products
Component
By-Products
Applications

♻

Tacoma
Portland
Boise
Twin Falls
San Francisco
Turlock
Fresno
Las Vegas
Los Angeles
Santa Ana
San Diego
Denver(2)
Garden City
Grand Island
Blue Earth
Sioux City
Des Moines
Wahoo
Omaha (4)
Kansas City (3+ hides)
Wichita
Tulsa
Dallas
San Antonio
Houston(2)
Berlin
Lynn Center
Waterloo
Clinton
Mason City
St. Louis
Little Rock
Coldwater
Chicago
Detroit
Indianapolis
Cleveland
Zanesville
Cincinnati
Pittsburgh
Buffalo
Newark
Philadelphia
Calhoun
Macon
Alma
Cairo
Jacksonville
Tampa
Ft. Lauderdale
Darling Facilities
Rendering Activity
Cooking Oil Collection & Recycling (COR)
Trap Services
Pet Food Processing
Blending

Industry Leader
Only recycling/rendering company with a national footprint operating in 42 states
– Network of 43 processing facilities from coast to coast
– Supported by 38 accumulation centers.
A national footprint with scale ……

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Reporting Segments
Rendering
Rendering is the process of recycling animal and food waste products into useful commercial goods, including tallow, protein meals (meat and bone meal), yellow grease, and hides.
Restaurant Services
Darling is the only US provider of collection, storage, transport, and recycling of old grease on a national scale.

Rendering Process Grinding Cooking Defatting Meal Fat 12

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Raw Materials – turning this … Offal Bones and fat Blood Animals dead on arrival, in transit or on farms Feathers 13

We're Recycling The Darling Way.
DARLING INTERNATIONAL INC.

… into this 14

We're Recycling
The Darling Way.
DARLING
INTERNATIONAL INC.

Rendering Overview
Darling operates a fleet of approx 960 trucks to collect raw materials from approx
116,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide.
“Formula” basis: Applied to approx 58% of Darling’s annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge.
“Non-formula” basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors
Darling markets finished products worldwide.
Primarily BFT and YG, and also MBM, a protein;
Oils used in pet food, animal feed, soaps;
Oleo-chemical producers use oils to produce ingredients for paint, rubber, paper, concrete, plastics;
MBM is used as high protein additives in pet food and animal feed
Purchase &
Collection
Risk
Management
& Pricing
Marketing,
Sales &
Distribution

COOKING OIL REMOVAL

CLEANSTAR®

TORVAC

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Restaurant Services Overview
Basic cooking oil removal (COR) service
– Collection of used cooking oil from inside systems or
outside corrals
Premium service offered in conjunction with COR
– Self contained used cooking oil storage system inside or
outside customer’s premises
Grease trap maintenance and cleaning service
– Operates in 20 markets
– Customers represent FSEs, malls and industrial food processors

COOKING OIL REMOVAL

♻

♻

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Cooking Oil Removal
Bundled services –
Complete,
individualized used cooking oil collection and
recycling services nationwide through local
providers
Environmental compliance –
Efficient, reliable
pickup and disposal of non-recyclable waste

CLEANSTAR®

Locked Valve
Darling Collection Vehicle
CleanStar
Fryers
CLEANSTAR

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

CleanStar
Environmentally safe and efficient –
Used cooking
oil is pumped directly into sealed, insulated CleanStar
storage tank with press of a button
Customer choice –
Option of inside or outside
storage systems to fit customer needs

TORVAC

Division of Darling International Inc.

3388
DARLING

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Torvac (Trap)
Ongoing maintenance –
Provides
manpower, equipment and expertise to find
and fix grease trap problems
Compliance –
Removed material is tracked
and handled in a legal and environmentally
sound manner

National Service Center
Darling’s National Service Center (NSC) offers
complete service management for all cooking oil
removal, grease trap and rendering services.
Manages grease and rendering related service needs.
Ensures compliance for trap regulations and ordinances.
24 hr/day, 7 day/week high-quality customer service.
Web-based records management system.

$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
320,229
308,867
406,990
645,313
807,492
201,138
119,091
192,340
116,527
279,011
127,979
464,468
180,845
585,108
222,384
2004
2005
2006
2007
2008
Rendering Revenues
Restaurant Services Revenues

Sales Recap 21 21

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DARLING INTERNATIONAL INC.

Operating Cash Flows
74
57.5
49.9
103.9
133.4
68.3
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
$120
$130
$140
$150
$160
$170
2003 2004 2005 2006 2007 2008
Darling & National By-Products Combined (Proforma)
Darling International Inc. (Post - Acquisition)
(in millions)

Company Acquired

Market Area

Date Darling Acquired

Market Area

Company Acquired

DARLING INTERNATIONAL INC.

Core Business Growth through Acquisition

March
03
Dec
04
May
06
July
07
Dec
08
Feb
09
Aug
08
Oct
05
2003 2004 2005 2006 2007 2008 2009
Enviro Vac,
Inc.
FL, GA
KC metro
NYC metro
GA GA So CA
TX
Burrows Industries, Inc.
dba Minuteman Pumping
Ace Grease
Service
J&R
Rendering, Inc.
Southeastern
Maintenance &
Construction Inc.
National
By-Products, LLC
Boca
Transport, Inc.
Midwest
US
API Recycling,
div of American
Proteins Inc.

5 Year Working Capital
$80
$60
$40
$20
$0
(in millions)
2004 2005 2006 2007 2008

5 Year Debt
$100
$80
$60
$40
$20
$0
(in millions)
2004 2005 2006 2007 2008

5 Year Net Worth
$300
$200
$100
$0
(in millions)
2004 2005 2006 2007 2008

5 Year Total Assets
$500
$400
$300
$200
$100
$0
(in millions)
2004 2005 2006 2007 2008

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Key Financials 24

25
Balance Sheet
FYE 2008 FYE 2007
CASH $         51,263 $       16,768
ACCOUNTS RECEIVABLE 40,424 59,401
INVENTORIES 22,182 22,481
INCOME TAXES REFUNDABLE 11,248 -
OTHER CURRENT ASSETS 13,352 16,443
TOTAL CURRENT ASSETS 138,469 115,093
PROPERTY, PLANT & EQUIP 143,291 128,685
OTHER 112,615 107,560
TOTAL ASSETS $      394,375 $     351,338
CURRENT PORTION - DEBT $           5,000 $         6,250
A/P AND ACCRUED EXPENSES 66,023 74,458
TOTAL CURRENT LIABILITIES 71,023 80,708
LONG-TERM DEBT, LESS CURRENT 32,500 37,500
OTHER LIABILITIES 54,274 32,146
TOTAL LIABILITIES 157,797 150,354
STOCKHOLDERS' EQUITY 236,578 200,984
TOTAL LIABILITIES AND EQUITY $      394,375 $     351,338

Green Fuels
Carbon Value
Core Business

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC.

Darling International Inc. – Triangle of Value 26

We're Recycling The Darling Way.

DARLING INTERNATIONAL INC

SUSTAINABILITY
Rendering’s Cycle of
Sustainability
Darling and the rendering industry
have been the gatekeepers of food
safety and the environment for
decades, offering a sanitary and
eco-friendly way to dispose of the
massive amount of meat and food
by-products produced every year.

Municipal
Infrastructure
Recycling Services
Trap
Services
Restaurant Services
Rendering
Restaurants
Meat
processing
Meat
byproducts
Animal
Slaughter
Animal
Production
Biofuel
Feed
ingredients
Feed safety
programs
Animal
health

CO_2

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DARLING INTERNATIONAL INC.

Green Impact in a Carbon World
Industry Carbon Footprint
• Recycling fat and protein significantly reduces the amount of greenhouse gases, such as CO2, that is released into the environment as compared to alternative disposal methods, such as burial, incineration or dumping into already overflowing landfills.
Item Average Plant Industry
CO
2
equivalents recycled, metric tons/year 233,740 73,807,000
•
For approximately each metric ton of CO2 released by an average rendering plant, more than 11 tons of CO2
are removed from the environment through recycling versus other disposal methods.
Greenhouse gas reduction strategy Average plant Industry
Number of cars taken off the road per year 42,810 13,517,766
Seedling trees planted per year 5,993,333 1,892,487,177
Tons of garbage diverted from landfills per year 80,600 24,450,690
• According to the US-EPA, the CO
2
an average rendering facility recycles each year is equivalent to the following actions taken to reduce greenhouse gases:

29

Biodiesel
Billion gallons
RFS, "not less than" 1.0 billion gallons, 2013-2022
RFS, 2007 Energy Act (through 2012)
1.000
0.750
0.500
0.250
0.000
2008
2010
2012
2014
2016
2018
2020
2022
Calendar year

Darling is uniquely positioned
Top producer of animal fats and greases
“Similar to owning the oil field”
Capable of making 150-200 million gallons
Limited food impact  (Food vs. Fuel)
RFS will encourage incorporation
Source: National Biodiesel Board.

Bio Diesel  vs. Green Diesel
Green Diesel has many advantages
for the petroleum industry
Petro-Diesel
Biodiesel (FAME)
Green Diesel
NOx Emission Baseline + 10 -10 to 0
Cetane 40-55 50-65 75-90
Cold flow properties Baseline Poor Excellent
Oxidative stability Baseline Poor Excellent
Energy content Baseline Lower Similar

What are the benefits of Green Diesel fuel?
Green diesel is a biofuel indistinguishable from petroleum diesel; it can be blended to any proportion
Green diesel can be used in any proportion within today’s infrastructure, from pipelines and storage to gas pumps and automobiles
Green diesel has excellent stability and is not oxygenated
Green diesel offers superior cold flow properties making it more suitable for very cold climate conditions
Green diesel has higher energy content per volume compared to biodiesel
The renewable diesel process is feedstock flexible and will
produce green diesel with the same superior quality from a
wide variety of feedstocks, such as vegetable oils, tallow,
animal fats, greases & algae oils
Green diesel offers lower fossil energy requirements and
reduction of green house gases and NOX emissions

Traditional discount of animal fat/used grease to
vegetable oil is based on most animal fats/used grease
being used as a feed product which prices vs. corn
As fat/used grease is diverted from feed to fuel, the
traditional pricing discount for animal fats/used grease
may begin to narrow.  How much depends on how much
of the fat used as feed is diverted to fuel
Darling and Tyson plants will utilize 2 billion pounds
Not a Food vs. Fuel Issue
Why This is a Game Changer
2006 2007 2008 3-Yr Average
Per # price of diesel fuel .27 .30 .45 .34
Per # price of animal fat/used grease .16 .26 .31 .24
Price premium as fuel before tax credit .11 .04 .14 .10
Per # value of tax credit .14 .14 .14 .14
Price premium as fuel after tax credit .25 .18 .28 .24
Alters supply/demand dynamic of animal fats/used grease
Darling fat is more valuable as diesel fuel than animal feed
Billions of
Annual
Lbs
Demand as animal feed 7.5
Demand as industrial feedstock 2.1
Demand as food ingredient .4
U.S. Supply/Demand  Fat’s and  Greases 10.0

80
70
60
50
40
30
20
10
0
Cents per Pound
BFT
BO Futures
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

34 Always a discount to vegetable oil

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DARLING INTERNATIONAL INC.

MMs
Annual $
Revenue  renewable diesel 417
Revenue tax credits 139
Total revenue 556
Input cost 375
Plant operating cost 39
Total expenses 414
EBITDA 142
Depreciation 14
EBIT 136
Taxes 50
Entity PAT 86
Darling equity investment 50
Darling return on equity 86%
Renewable Diesel in 2008
10,000 barrel/day plant costing $200MM
Earnings Snapshot

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DARLING INTERNATIONAL INC.

Green Diesel and the Carbon World
THE CARBON FACTS
-Each gallon of diesel fuel results in 22.2 #’s of carbon emissions
-Carbon reduction associated with animal fat/used cooking oil green diesel between 70%-90%
10,000 BPD PLANT
U.S. ANIMAL FAT
&
USED GREASE
SUPPLY
Gallons green diesel 125,000,000
X #’s/gallon carbon reduction 18
= Total #’s of carbon reduction 2,250,000,000
or
Metric tonnes carbon credit 1,020,593
X Assumed per tonne credit $35
= Available income carbon credits $25,720,755
Gallons green diesel 1.250,000,000
X #’s/gallon carbon reduction 18
= Total #’s of carbon reduction 22,500,000,000
or
Metric tonnes carbon credit 10,205,933
X Assumed per tonne credit $35
= Available income carbon credits $357.207,655
Value will most likely be created by
RIN’S which will be indexed with
fuels having greater carbon reductions
receiving premium pricing in market
Assumes 80%

We're Recycling
The Darling Way.

DARLING
INTERNATIONAL INC.

Our Concept to enter “Green Diesel” Business:
Joint venture to construct a 6,800 –
10,000 barrel/ day “Green Diesel Refinery”
Facility to have pre-treatment capability for multi-feedstock flexibility, but tallow and used cooking oil are primary
Cost to construct  – $150-$200 million
Site location is key
– Located on major waterway for feedstock flexibility
– Located on petroleum pipeline distribution system
– Located on hydrogen supply pipeline system
Deal points we are looking for:
– 50/50 equity participation
– Supply at market of fats and oils
– Finished products (Diesel, Naphtha, and Propane) transfer priced at market to refinery
– RIN  and Carbon Credit stay with facility

The RECYCLING COMPANY of YESTERDAY… The CARBON FRIENDLY CARBON FRIENDLY FUEL COMPANY of TOMORROW